INVESTMENT ADVISER
   Needham Investment Management L.L.C.
   445 Park Avenue
   New York, NY 10022

DISTRIBUTOR
   Needham & Company, Inc.
   445 Park Avenue
   New York, NY 10022
   (212) 371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
   AGENT AND TRANSFER AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809
   (800) 625-7071

CUSTODIAN
   PNC Bank, N.A.
   200 Stevens Drive,
   Airport Business Center
   Lester, PA 19113

DIRECTORS
   George A. Needham
   John Michaelson
   George D. Gould
   Roger W. Johnson
   James P. Poitras
   F. Randall Smith

EXECUTIVE OFFICERS
   John Michaelson, President
   Howard S. Schachter,
      Executive Vice President

COUNSEL
   Fulbright & Jaworski L.L.P.
   666 Fifth Avenue
   New York, NY 10103

INDEPENDENT AUDITORS
   Ernst & Young LLP
   787 Seventh Avenue
   New York, NY 10019


                                  [NEEDHAM LOGO]

                                     NEEDHAM
                                    GROWTH FUND

                                      ANNUAL
                                      REPORT
                                    YEAR ENDED
                                 DECEMBER 31, 1996

                                      ADVISER
                       NEEDHAM INVESTMENT MANAGEMENT L.L.C.
                                  445 PARK AVENUE
                             NEW YORK, NEW YORK 10022

                For more information call the Fund's Administrator
                  during regular business hours at 1-800-625-7071
                          or call the Fund's Distributor
                  after regular business hours at 1-800-344-9028

NEEDHAM GROWTH FUND

--------------------------------------------------------------------------------
                                                  ANNUAL REPORT -- DECEMBER 1996

January 1997

DEAR SHAREHOLDER,

1996 YEAR END RESULTS

We are pleased to report performance results for the Needham Growth Fund ("Fund") for the twelve month period ended December 31, 1996. 1996 was a good year in general for the equity markets overall and for the Fund in particular. In a year in which many equity funds underperformed the broad averages (see Benchmarks) the Fund significantly outperformed the market. For the year ended December 31, 1996, the Fund rose 51.56% as compared to the 22.96% gain for the S&P 500, the 19.47% gain for the average equity mutual fund, and the 18.12% gain for the Russell 2000 Index. In addition, the Fund finished 1996 as the top performing Capital Appreciation fund according to Lipper Analytical Services, a fund category that gained an average 16.4% last year. The Fund is included in the Capital Appreciation category because of our investment style and hedging strategies. We were also pleased to pay out our first capital gains distribution of $0.67 per share in November.

        --------------------------------------------------------------------------------------
                                       BENCHMARKS                                        1996
        --------------------------------------------------------------------------------------
        NEEDHAM GROWTH FUND(1)                                                          +51.56%
        S&P 500(2)                                                                      +22.96
        Dow Jones Industrial Average(2)                                                 +28.71
        Russell 2000(2)                                                                 +18.12
        Average Equity Fund(3)                                                          +19.47
        Average Growth Fund(4)                                                          +19.25
        Average Capital Appreciation Fund(5)                                            +16.40
        --------------------------------------------------------------------------------------

      (1) Total return includes reinvestment of all dividends.

      (2) Investment results calculated after reinvestment of dividends. Unmanaged indices of common stocks representative of the broader market or segments thereof.

      (3) Source: Lipper Analytical Services and includes reinvestment of all dividends. Equally weighted unmanaged index of 2005 funds which invest primarily in equity securities. Index includes funds with a different focus than the Needham Growth Fund, including the production of current income.

      (4) Source: Lipper Analytical Services and includes reinvestment of all dividends. Equally weighted unmanaged index of 645 funds which have a growth of earnings orientation.

      (5) Source: Lipper Analytical Services and includes reinvestment of all dividends. Equally weighted unmanaged index of 181 funds which have a capital appreciation orientation.

                              NEEDHAM GROWTH FUND

                         COMPARATIVE INVESTMENT RETURNS

  An initial investment of $10,000 as of January 1, 1996 (inception) would be worth $15,156
                            as of December 31, 1996.

       Measurement Period           Needham Growth     NASDAQ Indus-      S&P 500 Stock
     (Fiscal Year Covered)               Fund          trial Average          Index          Russe ll 2000
1/2/96                                     10000.00           10000.00           10000.00           10000.00
1/15/96                                    10060.00            9592.81            9695.00            9537.00
1/31/96                                    10850.00            9994.11           10152.00            9955.00
2/15/96                                    11530.00           10330.16           10561.00           10124.00
2/29/96                                    12160.00           10468.64           10387.00           10256.00
3/15/96                                    12420.00           10378.60           10324.00           10261.00
3/29/96                                    12570.00           10425.99           10454.00           10441.00
4/15/96                                    12710.00           10474.63           10257.00           10527.00
4/30/96                                    13530.00           11297.17           10538.00           10993.00
5/15/96                                    14090.00           11742.35           10723.00           11304.00
5/31/96                                    14430.00           11768.00           10821.00           11422.00
6/14/96                                    14300.00           11637.00           10760.00           11208.00
6/28/96                                    14150.00           11128.00           10770.00           10941.00
7/15/96                                    13830.00           10072.00           10146.00            9934.00
7/31/96                                    13800.00           10264.00           10309.00            9974.00
8/15/96                                    14290.00           10778.00           10669.00           10343.00
8/30/96                                    14320.00           10842.00           10503.00           10539.00
9/13/96                                    14680.00           11290.00           10963.00           10757.00
9/30/96                                    15070.00           11656.00           11072.00           10934.00
10/15/96                                   15400.00           11950.00           11318.00           11016.00
10/31/96                                   15000.00           11602.00           11362.00           10750.00
11/15/96                                   15270.00           11985.00           11883.00           10938.00
11/29/96                                   15280.00           12277.00           12195.00           11177.00
12/13/96                                   15240.00           12204.00           11738.00           11180.00
12/31/96                                   15116.00           12262.00           11933.00           11446.00

The above illustration compares a $10,000 investment in the Needham Growth Fund on January 1, 1996 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT STRATEGY

We apply primarily a bottom up investment strategy, selecting stocks based on individual earnings growth prospects rather than on macro economic considerations. We look for companies with large market opportunities, earnings growth of at least 20% a year, industry leadership with strong product offerings, and experienced management teams with a sound strategy and the incentive to succeed. We also select stocks of companies whose price/earnings ratios are lower than the estimated growth rate.

We invest most of our assets in industries within Technology, Healthcare, and Specialty Retailing, sectors we believe have the best long term growth prospects in the economy. These three sectors generally account for more than 90% of our invested assets. We also broadly diversify the Fund and no one position accounts for more than 3% of assets.

During the year, we made several significant changes in sector weightings in the Fund as the fundamental and valuation parameters changed. We increased our holdings in the Technology sector in the second half of the year as a number of strong product cycles became apparent and we reduced our exposure to the Healthcare sector due to regulatory and political issues. We generally maintained our weightings in Specialty Retailing as we believe this group still has favorable demographics and life style trends.

We believe that the Technology sector offers the best long term growth prospects in the economy and we took advantage of the summer correction to add to existing holdings and initiate a number of new positions. Capital spending trends remain strong for both networking equipment and computer hardware and software as corporate America strives to improve overall productivity. We are seeing explosive growth in spending for both local and wide area networks as well as Internet infrastructure. There is also explosive demand for remote access devices from the SOHO (Small Office/Home Office) and branch office environments. As such, we have major core positions in a number of related stocks including:
3Com, Applix, Ascend Communications, Cisco Systems, Lucent Technologies, Network General, Pairgain Technologies and Xircom.

We established new positions during the second half in the semiconductor and related capital equipment areas and in component suppliers to the PC industry after being generally void of these stocks in the earlier part of the year when it was obvious that a major inventory imbalance had to be worked through. This inventory correction and eventual pricing adjustment was painful but short lived and created many excellent buying opportunities. We felt that the stock market was overlooking several strong PC product cycles and improving pricing trends in the computer market that would drive new and upgraded unit demand (Pentium Pro, MMX, Windows NT, multimedia/digital video and client/server, etc.). Several important holdings to participate in these trends include: Atmel, Cirrus Logic, Dell Computers, ESS Technology, Etec Systems, Intel, KLA Instruments, Oak Technology, Read-Rite, S3, Seagate, Speedfam, Stormedia and Western Digital.

We continue to have a generally positive outlook on Specialty Retailing although we have become more selective as the consumer becomes more fickle with his dollar. We have invested in companies with proven concepts, favorable demographics, life style trends and brand loyalty. We favor the superstore concept and businesses that are seeing significant consolidation. Important positions include: GAP, TJX, Tommy Hilfiger, and Vans in apparel, Barnes & Noble and Borders Group in book retailing, Petco in pet supplies, CUC International in consumer services, Staples in office supplies and GT Bicycle and Rockshox in sporting equipment.

As previously stated, we have gradually reduced our exposure to the Health Care services sector due to regulatory concerns relating to salary equivalency issues and possible Medicare reimbursement changes from HCFA (Health Care Finance Administration). We will revisit this group as soon as the regulatory cloud lifts. Current positions include: FPA Management, Hologics, Home Health Corp., MedPartners and Physician Support Systems.

OUTLOOK

We continue to remain optimistic about the long term potential for growth stocks considering the favorable economic backdrop. Long term interest rates will likely remain low, economic growth appears moderate, inflationary pressures should remain modest, earnings growth within our sector still looks strong, and mutual fund flows based on demographics should remain positive.

Despite this favorable macro picture, however, we do recognize that virtually all stock market indicators are in or close to record high territory. Though we are still positive on the market long term, we have become more selective in our stock selections and have upgraded our portfolio in terms of quality and liquidity. We will also selectively hedge our portfolio by selling (writing) covered options against certain positions, and will purchase put options on industry indices according to our portfolio weightings. This strategy enables us to protect our gains while significantly reducing the Fund's downside risk and volatility during market corrections. During the summer downturn for example, this strategy enabled us to significantly outperform the market on the downside while participating in the ensuing rally.

Looking into 1997, we will continue to be opportunistic and purchase quality growth stocks at reasonable valuations. We clearly expect this year to be more volatile than in 1996 and this should create more trading opportunities on both the upside and downside. We will continue to take advantage of any sharp corrections by initiating new positions and adding to existing positions at more attractive prices. Selectivity of stocks in terms of earnings visibility and liquidity will be critical and we will continue to look for attractive investment opportunities.

We thank you for your continued support and confidence in the NEEDHAM GROWTH
FUND.

                                              Sincerely,

                                              /s/ HOWARD S. SCHACHTER

                                              Howard S. Schachter
                                              Executive Vice President

The above performance data represents past performance and may not be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the cost. This material must be preceded or accompanied by a copy of the Fund's current prospectus.

NEEDHAM GROWTH FUND

                                    STATEMENT OF NET ASSETS -- DECEMBER 31, 1996

                                   SHARES          VALUE
                                   -------      -----------
COMMON STOCKS & WARRANTS -- (78.4%)

APPAREL MANUFACTURERS -- (4.0%)
Liz Claiborne, Inc.#                5,000       $   193,125
Tommy Hilfiger Corp*#               5,000           240,000
Vans, Inc.*                         5,000            62,500
Wolverine World Wide, Inc.          2,500            72,500
                                                -----------
                                                    568,125
                                                -----------
BIOTECHNOLOGY -- (0.9%)
Sangstat Medical Corp*#             5,000           132,500
                                                -----------
BUSINESS SERVICES -- (1.5%)
American Residential Services,
  Inc.*                             1,500            40,688
Checkpoint System, Inc.*            2,500            61,875
International Network Services*#    2,000            60,375
Metro Networks, Inc.*                 800            20,200
Metzler Group, Inc.*                  500            15,875
NCO Group, Inc.*                    1,050            17,719
                                                -----------
                                                    216,732
                                                -----------
COMPUTER HARDWARE -- (6.1%)
Amdahl Corp.*                       5,000            60,625
Compaq Computer Corp.               2,000           148,500
Dell Computer Corp*                 2,000           106,250
Quantum Corp.*                      2,000            57,250
Read-Rite Corp.*#                   7,500           189,375
Scagate Technology, Inc.            2,000            79,000
Stormedia, Inc.*                    2,500            40,313
Western Digital Corp.*              3,500           199,062
                                                -----------
                                                    880,375
                                                -----------
COMPUTER SOFTWARE -- (5.8%)
Adobe Systems, Inc.                 2,500            93,437
Applix, Inc.*                       2,500            54,687
Computer Task Group, Inc.#          2,500           107,812
Cybermedia, Inc.                    2,700            42,525
Document Sciences Corp.             3,000            29,625
Ecsoft Group P.L.C.                 2,000            19,250
Hyperion Software Corp.*            5,000           106,250
Peerless Systems Corp.*             4,000            68,000
Puma Technology, Inc.*              3,200            55,200
Rogue Wave Software*#               2,000            31,500
Segue Software Inc.*                2,500            45,625
Sterling Commerce, Inc.*            3,000           105,750
Tecnomatix Technologies Ltd.*       3,000            79,500
                                                -----------
                                                    839,161
                                                -----------
ELECTRONIC DESIGN AUTOMATION -- (3.5%)
Cadence Design Systems, Inc.*#      4,500           178,875
IKOS Systems, Inc.*#                5,000           100,000
Synopsys, Inc.*#                    5,000           231,250
                                                -----------
                                                    510,125
                                                -----------
FINANCIAL SERVICES -- (0.6%)
Ocwen Financial Corp.*#             3,000            80,250
                                                -----------
FOOD & RELATED -- (1.1%)
Brinker International, Inc.         2,500            40,000
Dean Foods Co.*                     2,500            80,625
Twinlab Corp.*                      2,500            30,313
                                                -----------
                                                    150,938
                                                -----------
HOSPITAL & PHYSICIAN MANAGEMENT -- (3.7%)
FPA Medical Management, Inc.*       5,000           111,875
Medquist, Inc.                      5,000           123,750
Oxford Health Plans, Inc.*#         4,000           234,250
United Healthcare Corp.*#           1,500            67,500
                                                -----------
                                                    537,375
                                                -----------
MEDICAL DEVICES & SUPPLIES -- (1.9%)
Guidant Corp.#                      2,500           142,500
Hologic, Inc.*                      5,000           123,750
                                                -----------
                                                    266,250
                                                -----------
NETWORKING & COMMUNICATIONS -- (15.5%)
Allin Communications Corp.*         1,500            29,250
Cisco Systems, Inc.*                3,000           190,875
Fore Systems, Inc.*#                5,000           164,375
Glenayre Technologies, Inc.*        2,000            43,125
Lucent Technologies, Inc.           3,000           138,750
Madge Networks N.V.*                3,000            29,625
Network General Corp.*              5,000           151,250
Pairgain Technologies, Inc.*        4,000           121,750
Premisys Communications, Inc.*#     5,000           168,750
Shiva Corp.*#                       5,000           174,375
Univision Communications, Inc.,
  Class A*#                         1,000            37,000
Vanstar Corp.*                      2,500            61,250

NEEDHAM GROWTH FUND

                                   SHARES          VALUE
                                   -------      -----------
COMMON STOCKS & WARRANTS -- (78.4%) (CONT'D.)
NETWORKING & COMMUNICATIONS -- (15.5%) (CONT'D.)
Xircom, Inc.*                       5,000       $   108,750
3Com Corp.*#                       11,000           807,125
                                                -----------
                                                  2,226,250
                                                -----------
OIL & GAS -- (0.8%)
Ensco International, Inc.*#         2,500           121,250
                                                -----------
RETAILING -- (10.1%)
Amscan Holdings, Inc.*              5,000            60,000
Barnes & Noble, Inc.*               2,500            67,500
Borders Group, Inc.*#              10,000           358,750
CUC International, Inc.*            3,750            89,062
Eagle Hardware & Garden, Inc.*#     2,500            51,875
Equity Marketing, Inc.*#            5,500           101,750
Gadzooks, Inc.*#                    4,500            82,125
Gap, Inc.                           2,500            75,313
General Nutrition Companies,
  Inc.*                             2,500            42,188
GT Bicycles, Inc.*                  2,500            32,188
Pep Boys - Manny, Moe, & Jack       3,000            92,250
Petco Animal Supplies, Inc.*        5,000           103,750
Rockshox, Inc.*                     2,500            36,250
Staples, Inc.*                      5,000            90,312
TJX Companies, Inc.#                2,000            94,750
Toys 'R' Us, Inc.*                  2,500            75,000
                                                -----------
                                                  1,453,063
                                                -----------
SEMI-CONDUCTOR MANUFACTURERS -- (7.7%)
Adaptec, Inc.*#                     4,000           160,000
Atmel Corp.*#                      10,000           331,250
Cirrus Logic, Inc.*                 3,500            54,250
ESS Technology, Inc.*#              7,500           210,937
Exar Corp.*                         2,500            38,750
Lattice Semiconductor Corp.*#       2,500           115,000
LSI Logic Corp.*                    2,000            53,500
Oak Technology, Inc.*               5,000            56,250
Quality Semiconductor, Inc.*        5,000            45,000
S3, Inc.*                           3,000            48,750
                                                -----------
                                                  1,113,687
                                                -----------
SEMI-CONDUCTOR CAPITAL EQUIPMENT -- (4.3%)
Applied Materials, Inc.*            2,000            71,875
Cognex Corp.*                       2,500            46,250
Cymer, Inc.*#                       2,000            96,250
KLA Instruments Corp.*              2,000            71,000
Kulicke & Soffa Industries,
  Inc.*#                            5,000            95,000
Speedfam International, Inc.*#      7,500           213,750
Tencor Instruments*                 1,000            26,375
                                                -----------
                                                    620,500
                                                -----------
TOTAL COMMON STOCK
(Cost $8,554,103)                                 9,716,581
                                                -----------
WARRANTS -- (10.9%)
Intel Warrants $41.75,
  03/14/98*# (Cost $969,656)       17,000         1,568,250
                                                -----------
TOTAL COMMON STOCKS & WARRANTS
(Cost $9,523,759)                                11,284,831
                                                -----------
CORPORATE BONDS -- (0.7%)
                                     PAR
                                    (000)
                                   -------
The Men's Wearhouse, Inc.
  Convertible Debenture 5.25%,
  Due 03/01/03 (Cost $100,000)     $  100            96,375
                                                -----------
SHORT TERM INVESTMENTS -- (21.6%)

TIME DEPOSITS -- (12.6%)
PNC BANK N.A. (Time Deposits)
  4.75%, Due 01/02/97 (Cost
  $1,807,356)                       1,807         1,807,356
                                                -----------
                                   SHARES
                                   -------
MONEY MARKET FUNDS -- (9.0%)
Temporary Investment Fund,
  Inc. -
  Temp Fund Portfolio              649,999          649,999
  Temp Cash Portfolio              649,999          649,999
                                                -----------
  (Cost $1,299,998)                               1,299,998
                                                -----------
TOTAL SHORT TERM INVESTMENTS
(Cost $3,107,354)                                 3,107,354
                                                -----------

NEEDHAM GROWTH FUND

                                    NUMBER
  NAME/EXPIRATION DATE/STRIKE         OF
             PRICE                 CONTRACTS       VALUE
--------------------------------   ---------    -----------
PUT OPTIONS PURCHASED -- (0.8%)
Gadzooks, Inc., Jan., $17.50,          20       $     1,625
Interactive Week Internet Index,
  Jan., $240                           10             4,937
Interactive Week Internet Index,
  Jan., $250                           25            25,000
Morgan Stanley Healthcare
  Provider Index, Jan., $310           20             4,750
Morgan Stanley High Tech Index,
  Jan., $390                           43            59,125
Network General Corp., Jan.,
  $22.50                               50               782
S & P Retail Index, Jan., $375         20            18,000
                                                -----------
TOTAL PUT OPTIONS PURCHASED
(Cost $129,051)                                     114,219
                                                -----------
TOTAL INVESTMENTS -- (101.5%)
(Cost $12,860,164)                               14,602,779
                                                -----------
COVERED CALL OPTIONS WRITTEN -- (-1.1%)
Adobe Systems, Inc., Jan., $40         25            (3,750)
Applix, Inc., Jan., $35                25              (469)
Borders Group, Inc., Feb., $35         50           (16,875)
Cirrus Logic, Inc., Jan., $20          25              (625)
Cisco Systems, Inc., Jan., $70         25            (1,094)
Compaq Computer Corp., April,
  $85                                  20            (7,750)
CUC International, Inc., Jan.,
  $26.625                              25 +            (234)
Dell Computer Corp., Feb.,
  $57.50                               20            (6,500)
ESS Technology Inc., April, $30        25            (8,125)
Fore Systems, Inc., April, $35         25           (11,250)
FPA Medical Management, Inc.,
  Feb., $30                            50            (1,563)
Gadzooks, Inc., March, $35             20            (1,000)
Hologic, Inc., March, $30              50            (7,188)
Hyperion Software Corp., Feb.,
  $25                                  50            (4,375)
Network General Corp., April,
  $30                                  50           (16,875)
Oak Technology, Inc., March,
  $12.50                               50            (6,875)
Pairgain Technologies, Inc.,
  April, $37.50                        40           (10,750)
Shiva Corp., Feb., $65                 20              (500)
Western Digital Corp., Jan., $50       35           (27,562)
Xircom, Inc., March, $22.50            50           (12,812)
3Com Corp., Jan., $70                  25           (13,437)
                                                -----------
TOTAL COVERED CALL OPTIONS WRITTEN
(Premiums Received $202,128)                       (159,609)
                                                -----------
OTHER LIABILITIES IN EXCESS OF ASSETS -- (-0.4%)
Receivable from Brokers for
  Securities Sold Short                           5,139,856
Receivable for Investment
  Securities Sold                                   740,310
Other Assets                                        121,111
Net Amounts due from Affiliates                      56,190
Securities Sold Short at Value
  (Proceeds - $5,139,856)                        (5,710,063)
Payable for Investment
  Securities Purchased                             (168,871)
Organization Costs Payable to
  Distributor                                      (131,511)
Other Liabilities                                  (110,866)
                                                -----------
                                                    (63,844)
                                                -----------
NET ASSETS -- (100%)
(applicable to 992,191 shares outstanding,
$.001 par value, 1,000,000,000 shares
authorized)                                     $14,379,326
                                                ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE                                      $14.49
                                                     ======

 * Non-Income producing security.

 # Security position is either entirely or partially placed in a segregated account as collateral for securities sold short.

 + Entitles the holder to purchase 150 shares for each contract held.

                See accompanying notes to financial statements.

NEEDHAM GROWTH FUND

                          SCHEDULE OF SECURITIES SOLD SHORT -- DECEMBER 31, 1996

         NAME OF ISSUER            SHARES          VALUE
--------------------------------   -------      -----------
Adaptec, Inc.                       4,000        $  160,000
Atmel Corp.                         8,000           265,000
Borders Group, Inc.                 5,000           179,375
Cadence Design Systems, Inc.        2,500            99,375
Computer Task Group, Inc.           2,500           107,813
Cymer, Inc.                         2,000            96,250
Eagle Hardware & Garden, Inc.       2,500            51,875
Ensco International, Inc.           2,500           121,250
Equity Marketing, Inc.              5,500           101,750
ESS Technology, Inc.                5,000           140,625
Fore Systems, Inc.                  2,500            82,188
Gadzooks, Inc.                      2,500            45,625
Guidant Corp.                       2,500           142,500
IKOS Systems, Inc.                  5,000           100,000
Intel Warrants 03/14/98            15,000         1,383,750
International Network Services      2,000            60,375
Kulicke & Soffa Industries, Inc.    2,500            47,500
Lattice Semiconductor Corp.         2,500           115,000
Liz Claiborne, Inc.                 5,000           193,125
Ocwen Financial Corp.               3,000            80,250
Oxford Health Plans, Inc.           4,000           234,250
Premysis Communications, Inc.       5,000           168,750
Read-Rite Corp.                     5,000           126,250
Rogue Wave Software                 2,000            31,500
Sangstat Medical Corp.              5,000           132,500
Shiva Corp.                         3,000           104,625
Speedfam International, Inc.        7,500           213,750
Synopsys, Inc.                      5,000           231,250
TJX Companies, Inc.                 2,000            94,750
Tommy Hilfiger Corp.                3,000           144,000
United Healthcare Corp.             1,500            67,500
Univision Communications, Inc.,
  Class A                           1,000            37,000
3Com Corp.                          7,500           550,312
                                                 ----------
TOTAL SECURITIES SOLD SHORT
(Proceeds $5,139,856)                            $5,710,063
                                                 ==========

                See accompanying notes to financial statements.

NEEDHAM GROWTH FUND

                                                         STATEMENT OF OPERATIONS
                                                    Year Ended December 31, 1996

INVESTMENT INCOME:
Dividends                                       $   10,247
Interest                                            96,874
                                                ----------
Total Investment Income                            107,121
                                                ----------
EXPENSES:
Investment Advisory fee                            105,162
Administration and Accounting fee                   37,373
Custodian fee                                       29,476
Transfer Agent fee                                  19,548
Legal fee                                           50,000
Directors' fees                                     34,122
Audit fee                                           25,500
Distribution fees                                   21,829
Shareholders' reports                               12,000
Organization expenses                               25,625
Other expenses                                      40,939
                                                ----------
Total Expenses                                     401,574
Expenses Waived and Reimbursable                  (183,181)
                                                ----------
Net Expenses                                       218,393
                                                ----------
NET INVESTMENT LOSS                               (111,272)
                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT SECURITIES:
Net Realized Gain on Investment Securities       1,319,364
Net Realized Loss on Option Contracts             (333,389)
Change in Unrealized Appreciation of
  Investment Securities                          1,214,927
                                                ----------
Net Gain on Investments                          2,200,902
                                                ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $2,089,630
                                                ==========

                                              STATEMENT OF CHANGES IN NET ASSETS
                                                    Year Ended December 31, 1996

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                            $  (111,272)
Net realized gain on investment securities       1,319,364
Net realized loss on option contracts             (333,389)
Change in unrealized appreciation of
  investment securities                          1,214,927
                                                ----------
Net increase in net assets resulting from
  operations                                     2,089,630
                                                ----------
Distributions from:
  Net realized gains                              (615,164)
                                                ----------
CAPITAL SHARE TRANSACTIONS (1):
Shares issued                                   14,236,574
Shares issued in reinvestment of
  distributions                                    576,920
Shares redeemed                                 (2,448,634)
                                                ----------
Net increase from capital share transactions    12,364,860
                                                ----------
TOTAL INCREASE IN NET ASSETS                    13,839,326
NET ASSETS
Beginning of period                                540,000
                                                ----------
END OF PERIOD                                  $14,379,326
                                                ==========
(1) SHARES ISSUED AND REDEEMED:
    Shares issued                                1,066,793
    Shares reinvested                               39,569
    Shares redeemed                               (168,171)
                                                ----------
                                                   938,191
                                                ==========

                See accompanying notes to financial statements.

NEEDHAM GROWTH FUND

                                                            FINANCIAL HIGHLIGHTS
                                     For a Share Outstanding Throughout the Year

                                             Year Ended
                                            December 31,
                                              1996(*)
                                            ------------
NET ASSET VALUE, BEGINNING OF YEAR           $    10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                               (0.11)
Net gain on securities (realized and
  unrealized)                                      5.27
                                              ---------
TOTAL FROM INVESTMENT OPERATIONS                   5.16
                                              ---------
LESS DISTRIBUTIONS
Net realized gains                                (0.67)
                                              ---------
NET ASSET VALUE, END OF YEAR                 $    14.49
                                              =========
TOTAL RETURN                                     51.56%
                                              =========
Net assets, end of year (thousands)          $   14,379
Ratio of expenses to average net assets        2.50%(a)
Ratio of net investment loss to average net
  assets                                     (1.27)%(a)
Portfolio turnover rate                         568.93%
Average commission rate paid(1)              $   0.0511

(a) Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, would have been 4.60% and the ratio of net investment loss to average net assets would have been (3.37%).

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged.

(*) Fund commenced operations on January 1, 1996.

                See accompanying notes to financial statements.

NEEDHAM GROWTH FUND
                                                   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995. Prior to the Fund's commencement of operations on January 1, 1996, it had no operations other than the issuance of 54,000 shares for $540,000.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund's net investment loss of $111,272 for the year ended December 31, 1996 was reclassified against net realized gains. Net assets were not affected by this reclassification.

Organizational Costs: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. INVESTMENT ADVISORY AND
   ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. ("the Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1996 to not more than 2.50% of average daily net assets. For the year ended December 31, 1996, the Advisor waived its fee of $105,162 and has agreed to reimburse other expenses in the amount of $78,019.

NEEDHAM GROWTH FUND

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 1996, the Fund incurred $21,829 of distribution fees.

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 1996.

                                   PURCHASES         SALES
                                  -----------     -----------
Long transactions                 $37,674,129     $26,518,197
Short sale transactions             5,300,712      10,440,568
                                  -----------     -----------
  Total                           $42,974,841     $36,958,765
                                  ===========     ===========

At December 31, 1996, net unrealized appreciation of $1,214,927 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $2,523,115 and $1,308,188, respectively.

6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

A summary of call options written by the Fund for the year ended December 31, 1996 is as follows:

                                     NUMBER OF      PREMIUM
          OPTIONS WRITTEN            CONTRACTS     RECEIVED
-----------------------------------  ---------     ---------
Options outstanding at beginning of
  period                                   --             --
Options written                         2,590      $ 866,398
Options expired                            --             --
Options exercised                         (10)        (1,908)
Options terminated in closing
  transactions                         (1,875)      (662,362)
                                       ------      ---------
Options outstanding at December 31,
  1996                                    705      $ 202,128
                                       ======      =========

7. SHORT SALE TRANSACTIONS

The Fund may sell securities short for hedging purposes. During the year ended December 31, 1996, the Fund sold securities short 'against the box'. This occurs when the Fund enters into a short sale while holding an offsetting long position in the security sold short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At December 31, 1996, the market value of securities separately segregated to cover short positions was $5,710,063. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 1996 and their related market values and proceeds are set forth in the schedule of securities sold short.

8. COMPONENTS OF NET ASSETS

At December 31, 1996 net assets consisted of:

Paid-in Capital                                  $12,904,860
Accumulated Net Realized Gains                       259,539
Net Unrealized Appreciation (Depreciation) of
  Investment Securities                            1,214,927
                                                 -----------
  Total Net Assets                               $14,379,326
                                                 ===========

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Needham Growth Fund

We have audited the accompanying statement of net assets of Needham Growth Fund (a portfolio of The Needham Funds, Inc.) including the schedule of securities sold short, as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period from January 1, 1996 (commencement of operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 1, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                                      /s/ ERNST & YOUNG
New York, New York
January 31, 1997